SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 18, 1998

                         AGRIBRANDS INTERNATIONAL, INC.
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(Exact name of registrant as specified in its charter)

                                    Missouri
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                 (State of other jurisdiction of incorporation)

                                     1-13479
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                            (Commission File Number)

                                   43-1794250
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                      (I.R.S. Employer Identification No.)


   9811 South Forty Drive, St. Louis, MO                         63124
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  (Address of principal executive offices)                    (Zip Code)

                                 (314) 812-0500
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              (Registrant's telephone number, including area code)


Item 5.  Other Events.

In a Press  Release  dated May 18, 1998,  a copy of which is attached  hereto as
Exhibit 99.1 and the text of which is incorporated by reference herein, the Registrant announced that management has decided not to proceed with the $110 million credit facility arranged by ABN AMRO.


Item 7.  Financial Statements and Exhibits.

Exhibit 99.1 Press Release dated May 18, 1998.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   AGRIBRANDS INTERNATIONAL, INC.
                                   (Registrant)


Date:  May 18, 1998                By: /s/  David R. Wenzel
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                                       David R. Wenzel
                                       Chief Financial Officer